UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2019

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Item	5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 30, 2019, Wireless Telecom Group, Inc. (the “Company”) held its 2019 annual general meeting of shareholders.

(b) A quorum was present with respect to each matter before the shareholders at the annual general meeting.

1. The following directors were elected to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified: Alan L. Bazaar, Joseph Garrity, Mitchell Herbets, Michael Millegan, Allan D.L. Weinstein and Timothy Whelan. Set forth below are the final voting results for each director:

Name	For	Against	Abstain	Broker Non-Votes
Alan L. Bazaar	7,975,547	0	1,170,081	8,747,880
Joseph Garrity	8,000,904	0	1,144,724	8,747,880
Mitchell Herbets	8,081,618	0	1,064,010	8,747,880
Michael Millegan	8,024,664	0	1,120,964	8,747,880
Allan D.L. Weinstein	8,080,818	0	1,064,810	8,747,880
Timothy Whelan	8,082,218	0	1,063,410	8,747,880

2. The shareholders ratified the selection of PKF O’Connor Davies, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker non-Vote
17,612,883	255,932	24,693	0

3. The shareholders approved the advisory resolution approving the compensation of the Company’s executive officers:

For	Against	Abstain	Broker non-Vote
7,199,955	1,912,038	33,635	8,747,880

4. The shareholders approved the recommendation of the Board of Directors that the vote on the compensation of the Company’s executive officers occur every year:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Vote
7,304,620	46,546	1,315,010	479,452	8,747,880

(c) Not applicable.

(d) Based on the voting results on Proposal 4 above, and consistent with the Board of Director’s recommendation, the Board of Directors has determined that the Company will submit a resolution to shareholders on an annual basis to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. This decision of the Board will remain in effect until the next required advisory vote of shareholders on the frequency of holding future votes regarding executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: June 4, 2019	By:	/s/ Michael J Kandell
Michael J Kandell
Chief Financial Officer and Corporate Secretary